EXHIBIT 10.6
EXECUTION VERSION

AGREEMENT FOR SECURITY

(COPYRIGHTS)

WHEREAS, dated July 30, 2010, made by Frederick’s of Hollywood Group Inc., a New York corporation (“Grantor”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Grantor, the Parent, Frederick’s and Stores, individually, a “Borrower”, and collectively, the “Borrowers”) holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered or applied for in the United States Copyright Office (the “Copyrights”);

WHEREAS, Borrower has entered into a Security Agreement, dated July 30, 2010 (as amended or otherwise modified from time to time, the “Security Agreement”), in favor of Hilco Brands, LLC, as agent for certain lenders (the “Agent”);

WHEREAS, pursuant to the Security Agreement, Borrower has granted to the Agent for the benefit of the lenders a continuing security interest in all right, title and interest of Borrower in, to and under the Copyrights and all applications and registrations thereof and therefore, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, satisfaction, performance and observance of the Obligations (as such terms are defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does grant to the Agent for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, satisfaction, performance and observance of the Obligations.

Borrower does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, Borrower has caused this Agreement for Security to be duly executed by its officer thereunto duly authorized as of July 30, 2010

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:		FOH Holdings, Inc., its Manager

	By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Frederick’s of Hollywood Group Inc., a New York corporation, and that he executed the foregoing instrument in the firm name of Frederick’s of Hollywood Group Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of FOH Holdings, Inc., a Delaware corporation, and that he executed the foregoing instrument in the firm name of FOH Holdings, Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Frederick’s of Hollywood, Inc., a Delaware corporation, and that he executed the foregoing instrument in the firm name of Frederick’s of Hollywood, Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Frederick’s of Hollywood Stores, Inc., a Nevada corporation, and that he executed the foregoing instrument in the firm name of Frederick’s of Hollywood Stores, Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Hollywood Mail Order, LLC, a Nevada limited liability company, and that he executed the foregoing instrument in the firm name of Hollywood Mail Order, LLC., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

SCHEDULE 1A TO AGREEMENT FOR SECURITY
(COPYRIGHTS AND COPYRIGHT APPLICATIONS)

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood

	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other

	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965
	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)

	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037
	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322

	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)

	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803
	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation

	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979

	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231
	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation

	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.

56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles: Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation

58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125